================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        DATE OF REPORT (Date of earliest event reported): OCTOBER 3, 2002


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
               (Exact name of registrant as specified in charter)

                     TEXAS                       000-22007                          76-0519693
           (State of Incorporation)         (Commission File No.)        (I.R.S. Employer Identification No.)


             4400 POST OAK PARKWAY
                 HOUSTON, TEXAS                                                       77027
   (Address of Principal Executive Offices)                                        (Zip Code)



                                 (713) 235-8800
              (Registrant's Telephone Number, Including Area Code)


================================================================================

ITEM 9.   REGULATION FD DISCLOSURE.

On October 3, 2002 Southwest Bancorporation Of Texas, Inc. issued a press release reporting its earnings results for the third quarter. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.


ITEM 7 (c).  EXHIBITS.


         Exhibit 99.1 Press Release dated October 3, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHWEST BANCORPORATION OF TEXAS, INC.



Dated October 4, 2002               By:        /s/ R. JOHN MCWHORTER
                                         ---------------------------------------
                                                   R. John McWhorter
                                           Senior Vice President and Controller

                                INDEX TO EXHIBITS



           Exhibit                              Description
           -------                              -----------
             99.1                  Press Release dated October 3, 2002.